Supplement dated December 14, 2015, to the prospectus and summary prospectuses for the following funds and share class, each as previously amended or supplemented:

American Beacon Balanced Fund
American Beacon International Equity Fund
American Beacon Large Cap Value Fund
AMR Class
Prospectus and Summary Prospectuses dated February 27, 2015

The termination and liquidation of the AMR Class shares of the American Beacon Balanced Fund, American Beacon International Equity Fund, and American Beacon Large Cap Value Fund, which were scheduled to occur on or about December 15, 2015, are now scheduled to occur on or about March 15, 2016.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE